2 Disclosure Forward-looking Statements Our discussions today, including this presentation and any comments made by management, contain forward-looking statements within the meaning of the U.S. federal securities laws. Any statements that refer to future events or circumstances, including our future strategies or results, or that are not historical facts, are forward-looking statements. Actual results could differ materially from those projected in forward- looking statements due to a variety of factors, including the risks and uncertainties set forth in our earnings press release dated May 3, 2016, our annual report on Form 10-K for 2015 and our other filings with the SEC. We undertake no obligation to update or revise any forward-looking statements. Non-GAAP Measures This presentation will reference certain non-GAAP financial information. For a description and reconciliation of non-GAAP measures presented in this document, please see the Appendix attached to this presentation or visit the Investor Relations section of the FIS website at www.fisglobal.com.

STRATEGIC OVERVIEW Gary Norcross President and Chief Executive Officer SEGMENT UPDATES Anthony Jabbour Co-Chief Operating Officer Marianne Brown Co-Chief Operating Officer Lance Levy Chief Executive Officer, Capco SHAREHOLDER VALUE Woody Woodall Chief Financial Officer

STRATEGIC OVERVIEW Gary Norcross | President and Chief Executive Officer

Why Invest in FIS? DEEP CLIENT RELATIONSHIPS DIVERSIFIED MARKETS SOLUTION AND DELIVERY SCALE INVESTMENT IN INNOVATION MISSION CRITICAL SYSTEMS COMPETITIVE DIFFERENTIATION • PREDICTABLE GROWTH • DIVERSIFICATION • LOWER RISK 5

STRATEGIC OVERVIEW FIS TODAY EXECUTING OUR STRATEGY

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

FIS Today: Empowering the Financial World

$9B+ REVENUE[(1)]	20K+ CLIENTS	55K+ EMPLOYEES	100+ COUNTRIES
$9T+ MONEY MOVED GLOBALLY	848M+ CARDS PROCESSED	36M+ MOBILE BANKING USERS	27B+ TRANSACTIONS PROCESSED
420B+ SHARES PER YEAR TRADED THROUGH NETWORK	$28T+ UNDERLYING FUND ACCOUNTING	10B+ FINANCIAL TRADE RECORDS PROCESSED PER HOUR	$800B+ HEDGE FUND ASSETS PROCESSED

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 7

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

FIS Today: Solutions Covering the FinTech Landscape

BANKING AND WEALTH
- Core Banking
- Image and Output Solutions
- Wealth Management
- Enterprise Governance, Risk and Compliance

CORPORATE AND DIGITAL
- Internet Banking
- Mobile Banking
- Bill Payment
- Corporate Treasury

PAYME
- Issuer Se
- Network Services
- Prepaid Services
- Loyalty

INSTITUTIONAL AND WHOLESALE
- Post-Trade Processing
- Global Trading
- Buy Side
- Risk and Compliance

CONSULTING

MOST COMPLETE GLOBAL FINANCIAL SOLUTION SET

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 8

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

FIS Today: Global Footprint with a Focused Business Model



Est. Market Size
$118B*

Est. CAGR '14 –'19
5%

NORTH AMERICA

Primary Countries

- United States
- Canada

Key Solutions

- Banking and Wealth Management
- Corporate and Digital
- Payments
- Buy Side
- Capital Markets
- Trading
- Capco Consulting


76%

~$6.9B Revenue[(1)]

* 2017
Source: Ovum Technology spending through 2020 (source segmentation): Financial Markets, Retail Banking, Wealth Management; Ovum Technology spending through 2019 (source segmentation): Insurance **Includes**: Internal, Software, Systems integration, Professional services, Outsourcing **Excludes**: Hardware
(1) FY 2015 Adj. Combined
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 9

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

FIS Today: Global Footprint with a Focused Business Model



Est. Market Size
$105B*

Est. CAGR '14 –'19
4%

EMEA

Primary Countries

- United Kingdom
- Germany
- France

Key Solutions

- Banking and Wealth Management
- Payments
- Buy Side
- Capital Markets
- Trading
- Capco Consulting


15%

~$1.4B Revenue[(1)]

* 2017
Source: Ovum Technology spending through 2020 (source segmentation): Financial Markets, Retail Banking, Wealth Management; Ovum Technology spending through 2019 (source segmentation): Insurance
Includes: Internal, Software, Systems integration, Professional services, Outsourcing **Excludes:** Hardware
(1) FY 2015 Adj. Combined
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 10

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

FIS Today: Global Footprint with a Focused Business Model



Est. Market Size
$59B*

Est. CAGR '14 – '19
6%

ASIA PACIFIC

Primary Countries

- India
- Thailand
- Singapore
- Hong Kong
- Australia
- Philippines

Key Solutions

- Banking
- Payments
- Capital Markets
- Trading


5%

~$500M Revenue(1)

* 2017
Source: Ovum Technology spending through 2020 (source segmentation): Financial Markets, Retail Banking, Wealth Management; Ovum Technology spending through 2019 (source segmentation): Insurance **Includes:** Internal, Software, Systems integration, Professional services, Outsourcing **Excludes:** Hardware
(1) FY 2015 Adj. Combined
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 11

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

FIS Today: Global Footprint with a Focused Business Model



Est. Market Size
$10B*

Est. CAGR '14 –'19
5%

LATIN AMERICA

Primary Countries

- Brazil

Key Solutions

- Payments
- Banking
- Digital


4%

~$350M Revenue[1]

* 2017
Source: Ovum Technology spending through 2020 (source segmentation): Financial Markets, Retail Banking, Wealth Management; Ovum Technology spending through 2019 (source segmentation): Insurance
Includes: Internal, Software, Systems integration, Professional services, Outsourcing **Excludes**: Hardware
(1) FY 2015 Adj. Combined
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 12

RELATIONSHIP HAS GROWN BY 125% Increasing IP-led revenue for GFS clients S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S FIS Today: Expanding Relationships 13

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

FIS Today: Recognized Leader

BEST SOLUTIONS

Aite
Best of the Best in Origination IT
Best of the Best in Servicing IT

Asia Outsourcing Congress & Awards

PAY before AWARDS 2015

CELENT
Global Leader
Issuer Processor and Packaged Software

INNOVATION PROJECT 2015

Buy-Side Technology Awards 2015
waterstechnology
Best outsourcing provider to the buy side
Winner
SunGard

AsiaRisk AWARDS 2015
TECHNOLOGY PROVIDER OF THE YEAR

RiskTech 100 2016

WealthManagement.com
2015 INDUSTRY AWARDS Winner

BEST PEOPLE

FORTUNE WORLD'S MOST ADMIRED COMPANIES 2016

JBJ BEST PLACES TO WORK 2015

GREAT PLACE TO WORK
Top 5 Best Companies to Work for in India
Large Organizations

Selling Power 50 BEST COMPANIES TO SELL FOR 2015

CMMIDEV/5
Exp. 2019-03-18 / Appraisal #26272
FIS Captive Delivery Centers in India

STRONG FOUNDATION FOR LONG-TERM GROWTH

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 14

10 11 12 13 14 15 10 11 12 13 14 15 HIGH RECURRING REVENUE(1) CONSISTENT EPS GROWTH(1) DIVIDENDS(2) (1) Adjusted (2) 3-Year CAGR (2012-2015) Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items 10 11 12 13 14 15 6% CAGR 10% CAGR 9% CAGR S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S FIS Today: Strong Historical Performance 15

Executing Our Strategy

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Our Growth Strategy

EXECUTION	INNOVATION	INORGANIC
BASE BUSINESS GROWTH	**UNLOCK ENTERPRISE VALUE**	**ACQUISITIONS**
Effectively sell, deliver and service existing clients	Strategic investment to leverage solution portfolio, create new white space	Continue to strategically expand solution portfolio, client base and talent

FINANCIAL DISCIPLINE

Focus on strong balance sheet, strengthen cash flow, pay down debt

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 17

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

Evolving with Technology – Growing Our Base Business

Technology disruption continues to challenge financial institutions

1991 REVENUE ~$500M

1990s
- PC Banking/Internet
- eBanking/Payments
- Smart Card
- Client Server

2001 REVENUE ~$1.0B

2000s
- Smartphones
- Biometrics
- Real Time
- Offshoring
- Paperless

2011 REVENUE ~$5.7B

2010s
- Public Cloud
- Digital Experience
- Machine Learning
- Tokenization
- Blockchain

2015 REVENUE ~$9.1B[1]

"With so much change in technology taking place now, it takes commitment to the industry and a sharp focus on bringing effective technology. They're [FIS] clearly doing something right."

Jerry Silva, Research Director of Global Banking, IDC Financial Insights

[1] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 18

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Our Growth Strategy

EXECUTION	INNOVATION	INORGANIC
BASE BUSINESS GROWTH	UNLOCK ENTERPRISE VALUE	ACQUISITIONS
Effectively sell, deliver and service existing clients	Strategic investment to leverage solution portfolio, create new white space	Continue to strategically expand solution portfolio, client base and talent

FINANCIAL DISCIPLINE

Focus on strong balance sheet, strengthen cash flow, pay down debt

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 19

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Unlocking Enterprise Value: Multi-faceted Approach to Innovation

1 Research & Development
We put ~6% of revenue back into development to fuel growth.

2 Venture Investments
Early round funding approach to invest ahead of demand bringing new solutions to early-adopter clients

3 Disruptive Technologies
By looking at a future view 5+ years out, we help forward-thinking clients be "the disruptor."


San Francisco
Deep focus on mobile
London
Consumer-led design
Bangkok
Immersion into cutting-edge technologies
Little Rock
Venture Center support
New York
Reinventing capital markets
Bangalore
Exploring financial inclusion

EMPOWERING CLIENTS TO STAY RELEVANT WITHIN THEIR MARKETS

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 20

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Our Growth Strategy

EXECUTION	INNOVATION	INORGANIC
BASE BUSINESS GROWTH	UNLOCK ENTERPRISE VALUE	ACQUISITIONS
Effectively sell, deliver and service existing clients	Strategic investment to leverage solution portfolio, create new white space	Continue to strategically expand solution portfolio, client base and talent

FINANCIAL DISCIPLINE

Focus on strong balance sheet, strengthen cash flow, pay down debt

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 21

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

SunGard Is a Natural Extension of the FIS Strategy

SUNGARD®

STRATEGIC ACQUISITION CRITERIA ...

1. Financial services focused
2. New products to extend to markets served
3. New clients or enhanced relationships
4. New market extension
5. New leadership talent
6. Clear path to shareholder value

... ENHANCING SHAREHOLDER VALUE

INCREASES offerings and new markets for whitespace

ENHANCES client base with deeper relationships

IMPROVES IP-led solution concentration

DRIVES financial performance through synergies

STRENGTHENS talent and leadership

ACCRETIVE to adjusted earnings per share

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 22

Company Acquisition Date Synergy Target ($M) Exceeded Oct. 2009 260 Sep. 2007 65 Feb. 2006 50 Dec. 2004 25 Jul. 2004 24 Mar. 2004 15 HISTORICALLY EXCEEDED TARGETS BY AN AVERAGE OF 30% ✔ ✔ ✔ ✔ ✔ ✔ Nov. 2015 200 S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S Delivering Shareholder Value via Transformational Acquisitions 23

STRATEGIC OVERVIEW Gary Norcross President and Chief Executive Officer SEGMENT UPDATES Anthony Jabbour Co-Chief Operating Officer Marianne Brown Co-Chief Operating Officer Lance Levy Chief Executive Officer, Capco SHAREHOLDER VALUE Woody Woodall Chief Financial Officer

Operating Segments Integrated Financial Solutions Global Financial Solutions S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S 25

Integrated Financial Solutions Operating Segments Key Characteristics • North American community & regional financial institutions • One-to-many outsourcing model • Highly recurring • Long-term contracts • Strong margins with continued expansion MARKET DEMANDS BROAD SOLUTION SUITE S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S 26

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Operating Segments


Global Financial
Solutions

Key Characteristics

- Global and international clients
- Mission critical applications
- Growing trend from build to buy
- Diverse markets; scale in key geographies
- Higher growth potential with margin expansion

SUNGARD EXPANDS IP-LED REVENUE TO ~85%

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 27

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

Leadership Introductions



ANTHONY JABBOUR
Co-Chief Operating Officer

Global accountability for solution development, sales and delivery of banking and payments offerings.

Joined FIS in 2004. Prior to FIS, held executive leadership positions at IBM Global Services Group and CIBC.



MARIANNE BROWN
Co-Chief Operating Officer

Global accountability for solution development, sales and delivery of institutional and wholesale offerings.

Joined SunGard Financial Systems as COO in 2014. Prior to FIS, held executive leadership positions at Omgeo, Securities Industry Automation Corporation and ADP.



LANCE LEVY
Chief Executive Officer, Capco

Global accountability for sales and delivery of management consulting offerings.

Joined Capco/FIS in 2015. Prior to FIS, held senior executive positions at Accenture where he was a member of the Financial Services Leadership Team and the Accenture Leadership Council.

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 28

Integrated Financial Solutions Anthony Jabbour, Co-Chief Operating Officer

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Integrated Financial Solutions (IFS) Today

~$4.3B
REVENUES[(1)]

~86%
RECURRING REVENUES[(1)]

~40%
EBITDA MARGIN CONTRIBUTED[(1)]

[(1)] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 30

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

INTEGRATED FINANCIAL SOLUTIONS

Integrated Financial Solutions (IFS) Today

~$4.3B
REVENUES[(1)]

~86%
RECURRING REVENUES[(1)]

~40%
EBITDA MARGIN CONTRIBUTED[(1)]

INTEGRATED PLATFORM provider to U.S. community and regional FIs

ONE-to-MANY significant operating leverage

HIGHLY RECURRING long-term contracts

STRONG MARGINS with continued expansion

[(1)] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 31

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Integrated Financial Solutions (IFS) Today

- ~$4.3B — REVENUES(1)
- ~86% — RECURRING REVENUES(1)
- ~40% — EBITDA MARGIN CONTRIBUTED(1)

INTEGRATED PLATFORM provider to U.S. community and regional FIs

ONE-to-MANY significant operating leverage

HIGHLY RECURRING long-term contracts

STRONG MARGINS with continued expansion

MOST COMPLETE SOLUTION SET

POSITIONED TO BENEFIT FROM MARKET TRENDS

~14,000 CLIENT RELATIONSHIPS

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

LEADERSHIP • SCALE • PREDICTABLE PERFORMANCE

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 32

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Key Domains and Solutions

Our portfolio of integrated solutions uniquely positions FIS to capitalize on today's market trends

BANKING & WEALTH

Core Banking
Image and Output Solutions
Enterprise Governance, Risk and Compliance
Wealth Management

REVENUE ~$1.9B[(1)]

EXAMPLE REVENUE DRIVERS:

Core Accounts Processed

42M

Outsourced Core Accounts

[(1)] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 33

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Key Domains and Solutions

Our portfolio of integrated solutions uniquely positions FIS to capitalize on today's market trends

BANKING & WEALTH		PAYMENTS	
Core Banking Image and Output Solutions Enterprise Governance, Risk and Compliance Wealth Management	REVENUE ~$1.9B[(1)]	Issuer Services Network Services Prepaid Services Loyalty	REVENUE ~$1.7B[(1)]

EXAMPLE REVENUE DRIVERS:

Core Accounts Processed	Payment Volumes (Debit/Credit)	
42M Outsourced Core Accounts	**$5.6T** Annual Money Movement	**370M** Cards

[(1)] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 34

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Key Domains and Solutions

Our portfolio of integrated solutions uniquely positions FIS to capitalize on today's market trends

BANKING & WEALTH	PAYMENTS	CORPORATE & DIGITAL
Core Banking Image and Output Solutions Enterprise Governance, Risk and Compliance Wealth Management	Issuer Services Network Services Prepaid Services Loyalty	Mobile Banking Internet Banking Bill Payment Corporate Treasury
REVENUE ~$1.9B[(1)]	REVENUE ~$1.7B[(1)]	REVENUE ~$750M[(1)]

EXAMPLE REVENUE DRIVERS:

Core Accounts Processed	Payment Volumes (Debit/Credit)	Mobile Banking Accounts
42M Outsourced Core Accounts	$5.6T Annual Money Movement; 370M Cards	36M+ Mobile Users

[(1)] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 35

Run the Bank • Modernize systems and processes • Improve efficiencies • Managed IT • Risk, compliance and information security Grow the Bank • Digital and analytics • Wealth management • Treasury MARKET DRIVERS INTEGRATED FINANCIAL SOLUTIONS S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S Market Dynamics Market trends drive organic growth 36

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Market Dynamics

Market trends drive organic growth

MARKET DRIVERS	FIS GROWTH LEVERS
Run the Bank • Modernize systems and processes • Improve efficiencies • Managed IT • Risk, compliance and information security **Grow the Bank** • Digital and analytics • Wealth management • Treasury	**Increase core market share** **Leverage existing client relationships to cross-sell complete solution suite** **Focused solution expansion through innovation and partnerships** **Operational excellence to expand margins**

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 37

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Market Dynamics

Market trends drive organic growth

MARKET DRIVERS	FIS GROWTH LEVERS	BUSINESS MODEL
Run the Bank • Modernize systems and processes • Improve efficiencies • Managed IT • Risk, compliance and information security **Grow the Bank** • Digital and analytics • Wealth management • Treasury	Increase core market share Leverage existing client relationships to cross-sell complete solution suite Focused solution expansion through innovation and partnerships Operational excellence to expand margins	DEVELOP ONCE/DELIVER MANY FINE-TUNED CROSS SELL ENGINE LONG TERM Contracts ~90% of new sales to existing clients

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 38

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Empowerment in Action

EXTENDING RELATIONSHIPS

POWERING GROWTH	ENABLING ADOPTION	LEVERAGING SCALE	ENABLING COMPLIANCE
DATA & ANALYTICS SOLUTIONS Providing core clients with a holistic view of customers, targeting analytics, real-time reporting and dashboards	**CARDLESS CASH** Recognizing an unsolved opportunity; deployed at more than 30 early adopter institutions across the U.S.	**REAL-TIME PAYMENTS** Leader in facilitating real-time payments for financial institutions, continuing to invest and innovate; PayNet now has more than 750 clients.	**RISK-AS-A-SERVICE** Leveraging FIS' internal investments over the last four years; delivering clients a managed service solution for risk and compliance

INNOVATIVE SOLUTIONS DRIVE HIGHER RATES OF GROWTH

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 39

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Growth through Client Empowerment

INTEGRATED BANKING SUITE

FIRST BANK of MISSOURI

- The $6B bank is moving from a highly customized set of applications to the FIS integrated suite of banking solutions to streamline its vendor relationships and remove the burden of running a highly customized core banking platform.
- FIS is also providing a full suite of digital and mobile banking technologies as well as enhanced risk and fraud solutions.

Complete Banking Solution

DIGITAL BANKING SOLUTIONS

EMPRISE BANK®

- Community bank based in the Midwest
- Win based upon FIS' full digital offering spanning internet banking and mobile fully integrated with billpay, money movement and remote deposit.
- Complete integration from a single provider was the key differentiator, replacing several third-party and internally developed applications.

Multi-Channel Digital Capability

EMPOWERING GROWTH THROUGH MARKET LEADERSHIP

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 40

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
INTEGRATED FINANCIAL SOLUTIONS

Key Operating Characteristics

MISSION CRITICAL SYSTEMS

Our integrated solutions perform the **core processing of banking and payments** for North American-based financial institutions.

Leveraged service support and process discipline

HIGHLY RECURRING REVENUES

Long-term recurring contracts and sticky relationships as replacement is a major business disruption.

Clients rely on FIS expertise **companion services – implementations**, **integration** and **upgrades**.

MARGIN EXPANSION

Increase adoption and transaction volumes in high-margin businesses

Continued opportunity to **increase margins** via our **significant operating leverage**

Integration: delivering on synergy commitments

GROWTH LEVERS

Deliver transformative next-generation **digital and payments** solutions

Leverage the **strength of our relationships** to continue to cross-sell new solutions

Lead in real-time payments to capture growing demand

Predictable revenue; operating leverage driving margin expansion

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 41

Global Financial Solutions Marianne Brown, Co-Chief Operating Officer Lance Levy, Chief Executive Officer, Capco

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions (GFS) Today

~$4.1B
REVENUES[(1)]

~85%
IP-CENTRIC REVENUES[(1)]

~27%
EBITDA MARGIN CONTRIBUTED[(1)]

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 43

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions (GFS) Today

~$4.1B
REVENUES(1)

~85%
IP-CENTRIC REVENUES(1)

~27%
EBITDA MARGIN CONTRIBUTED(1)

MISSION CRITICAL IP-led solutions; driving sales momentum

LEVERAGE portfolio; build once and package

LOCALIZE for market; create solution passports

SCALE is substantial; built from investments

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 44

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions (GFS) Today

~$4.1B
REVENUES[(1)]

~85%
IP-CENTRIC REVENUES[(1)]

~27%
EBITDA MARGIN CONTRIBUTED[(1)]

MISSION CRITICAL IP-led solutions; driving sales momentum

LEVERAGE portfolio; build once and package

LOCALIZE for market; create solution passports

SCALE is substantial; built from investments

IMPROVED REVENUE QUALITY

MARGIN EXPANSION OPPORTUNITY

MARKET DIVERSITY

DE-RISK CLIENT CONCENTRATION

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

MISSION CRITICAL TECHNOLOGY SOLUTIONS & COMPLEMENTARY CONSULTING

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 45

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Key Domains and Solutions

Well positioned to capitalize on increasing demand for outsourcing

BANKING AND PAYMENTS	INSTITUTIONAL AND WHOLESALE	CONSULTING
Banking Payments	Buy Side Capital Markets Global Trading	North America Europe
REVENUE ~\$1.6B(1)	REVENUE ~\$2.0B(1)	REVENUE ~550M(1)

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

LEVERAGE SOLUTIONS AND LOCALIZE IN STRATEGIC MARKETS

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 46

Core Banking Channel Issuer Services Prepaid BANKING AND PAYMENTS S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S Key Domains and Solutions 47 GLOBAL FINANCIAL SOLUTIONS

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Key Domains and Solutions

BANKING AND PAYMENTS	BUY SIDE	CAPITAL MARKETS	GLOBAL TRADING
Core Banking	Fund Accounting	Back Office Processing	Trade Execution
Channel	Middle Office	Risk and Compliance	Order Management
Issuer Services	Risk Management	Tax Reporting	Position Risk Management
Prepaid	Private Equity	Securities Finance and Collateral	Real-time and Historical Data
	Reconciliation	Corporate Actions	Global Connectivity

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 48

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Key Domains and Solutions

BANKING AND PAYMENTS	BUY SIDE	CAPITAL MARKETS	GLOBAL TRADING
Core Banking	Fund Accounting	Back Office Processing	Trade Execution
Channel	Middle Office	Risk and Compliance	Order Management
Issuer Services	Risk Management	Tax Reporting	Position Risk Management
Prepaid	Private Equity	Securities Finance and Collateral	Real-time and Historical Data
	Reconciliation	Corporate Actions	Global Connectivity

CUSTOMERS SERVED:

Banks | Investment Banks | Asset Managers | Hedge Funds | Private Equity | Trading Desks

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 49

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Key Domains and Solutions

BANKING AND PAYMENTS	BUY SIDE	CAPITAL MARKETS	GLOBAL TRADING
Core Banking	Fund Accounting	Back Office Processing	Trade Execution
Channel	Middle Office	Risk and Compliance	Order Management
Issuer Services	Risk Management	Tax Reporting	Position Risk Management
Prepaid	Private Equity	Securities Finance and Collateral	Real-time and Historical Data
	Reconciliation	Corporate Actions	Global Connectivity

CUSTOMERS SERVED:

Banks | Investment Banks | Asset Managers | Hedge Funds | Private Equity | Trading Desks

SOLUTIONS FIT FOR PURPOSE ACROSS GLOBAL FINANCIAL SERVICES LANDSCAPE

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 50

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

GFS – Institutional and Wholesale

Key capabilities

BUY SIDE | CAPITAL MARKETS | GLOBAL TRADING

CAPABILITIES

RECORD KEEPING AND INVESTMENT ACCOUNTING	TRADE ENABLEMENT	SECURITIES, FUTURES & TRANSACTION PROCESSING	RISK MEASUREMENT AND MANAGEMENT	REGULATORY REPORTING AND COMPLIANCE
Investment accounting NAV creation Books and records processing	Trade life cycle solutions Access to global trading venues	Post-trade processing Securities and derivatives	Risk management solutions (Investment, trading and portfolio risk)	Market surveillance Trade compliance U.S. tax processing
Underlying fund accounting for more than $28 trillion in assets	Global trading network linked to 150 trading venues; connecting more than 2,000 buy sides to 500 sell side firms	Processing more than 325 million securities finance accounting transactions per year	Risk solutions that are the standard of choice for the largest global banks	Meet the demands of the ever-changing global regulatory environment

OPERATING LEVERAGE DRIVING ROBUST MARGIN EXPANSION

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 51

CONSUMER/ COMMERCIAL BANKING CAPITAL MARKETS/ INSTITUTIONAL EMPOWERING THE FINANCIAL WORLD S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S Serving Clients across the Spectrum of Financial Services 52 GLOBAL FINANCIAL SOLUTIONS

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Growth through Client Empowerment

CROSS SELL

Tier 1 Multinational Investment Firm

- Integrated three FIS solutions: Corporate Actions, Fund Accounting and Collateral
- Aligned superior technology with streamlined operations to achieve cost efficiencies

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 53

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Growth through Client Empowerment

CROSS SELL	OUTSOURCING
Tier 1 Multinational Investment Firm	BARCLAYS
• Integrated three FIS solutions: Corporate Actions, Fund Accounting and Collateral • Aligned superior technology with streamlined operations to achieve cost efficiencies	• Post-trade derivatives processing and related services • FIS' IP and deep subject matter expertise enabled Barclays to leverage industry best practices, new technologies and stay ahead of changing regulation.

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 54

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Growth through Client Empowerment

CROSS SELL

Tier 1 Multinational Investment Firm

- Integrated three FIS solutions: Corporate Actions, Fund Accounting and Collateral
- Aligned superior technology with streamlined operations to achieve cost efficiencies

OUTSOURCING

BARCLAYS

- Post-trade derivatives processing and related services
- FIS' IP and deep subject matter expertise enabled Barclays to leverage industry best practices, new technologies and stay ahead of changing regulation.

FINANCIAL INCLUSION

Bandhan Bank

- FIS' second new bank implementation in India
- Combines FIS core solutions with innovative hand-held field force enablement technology to bring banking to rural consumers

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 55

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Growth through Client Empowerment

CROSS SELL

Tier 1 Multinational Investment Firm

- Integrated three FIS solutions: Corporate Actions, Fund Accounting and Collateral
- Aligned superior technology with streamlined operations to achieve cost efficiencies

OUTSOURCING

BARCLAYS

- Post-trade derivatives processing and related services
- FIS' IP and deep subject matter expertise enabled Barclays to leverage industry best practices, new technologies and stay ahead of changing regulation.

FINANCIAL INCLUSION

Bandhan Bank

- FIS' second new bank implementation in India
- Combines FIS core solutions with innovative hand-held field force enablement technology to bring banking to rural consumers

DISRUPTOR

Atom

- The UK's first "app-only" bank
- High profile implementation reinforcing our leadership position with disruptive challengers

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 56

Play Atom video S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S 57 GLOBAL FINANCIAL SOLUTIONS

Account processing and record keeping for buy side and capital markets Account processing and payments for international financial institutions Long-term client relationships MISSION CRITICAL SYSTEMS S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S Global Financial Solutions 58 GLOBAL FINANCIAL SOLUTIONS

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions

MISSION CRITICAL SYSTEMS

Account processing and record keeping for buy side and capital markets

Account processing and payments for international financial institutions

Long-term client relationships

RECURRING REVENUES

Highly renewable – sticky applications

Strong pull-through of companion solutions and services

Recurring revenue enables predictability

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 59

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions

MISSION CRITICAL SYSTEMS

Account processing and record keeping for buy side and capital markets

Account processing and payments for international financial institutions

Long-term client relationships

RECURRING REVENUES

Highly renewable – sticky applications

Strong pull-through of companion solutions and services

Recurring revenue enables predictability

MARGIN EXPANSION

IP-led solution offerings

Operational efficiencies; process improvements and operating leverage

Accelerate and exceed synergy commitments

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 60

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions

MISSION CRITICAL SYSTEMS

Account processing and record keeping for buy side and capital markets

Account processing and payments for international financial institutions

Long-term client relationships

RECURRING REVENUES

Highly renewable – sticky applications

Strong pull-through of companion solutions and services

Recurring revenue enables predictability

MARGIN EXPANSION

IP-led solution offerings

Operational efficiencies; process improvements and operating leverage

Accelerate and exceed synergy commitments

GROWTH LEVERS

Innovation aligned to market opportunity

Leverage IP and scale into growth markets

Leverage power of FIS and Capco **solutions** and client **relationships**

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 61

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE
GLOBAL FINANCIAL SOLUTIONS

Global Financial Solutions

Predictable performance, improved revenue quality and margin expansion

MISSION CRITICAL SYSTEMS

Account processing and record keeping for buy side and capital markets

Account processing and payments for international financial institutions

Long-term client relationships

RECURRING REVENUES

Highly renewable – sticky applications

Strong pull-through of companion solutions and services

Recurring revenue enables predictability

MARGIN EXPANSION

IP-led solution offerings

Operational efficiencies; process improvements and operating leverage

Accelerate and exceed synergy commitments

GROWTH LEVERS

Innovation aligned to market opportunity

Leverage IP and scale into growth markets

Leverage power of FIS and Capco **solutions** and client **relationships**

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 62

Global Financial Solutions Marianne Brown, Co-Chief Operating Officer Lance Levy, Chief Executive Officer, Capco

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GFS – CONSULTING

GFS Consulting – Capco Today

Strong market presence focused on the same domains as FIS

~$550M
REVENUES[1]

Deep domain experience, thought leadership and unique culture

Shared clients and complementary focus on key domains and growth segments support growth of FIS

[1] FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 64

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GFS – CONSULTING

GFS Consulting – Capco Today

Strong market presence focused on the same domains as FIS

~$550M
REVENUES[1]

Deep domain experience, thought leadership and unique culture

Shared clients and complementary focus on key domains and growth segments support growth of FIS

KEY DOMAINS SERVED

BANKING AND PAYMENTS	INSTITUTIONAL AND WHOLESALE
Retail Banking and Distribution | Commercial and SME Corporate and Institutional | Wealth	Post-Trade Operations | Finance, Risk and Treasury Buy Side | Sourcing Solutions

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 65

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GFS – CONSULTING

GFS Consulting – Capco Today

Strong market presence focused on the same domains as FIS

~$550M
REVENUES(1)

Deep domain experience, thought leadership and unique culture

Shared clients and complementary focus on key domains and growth segments support growth of FIS

KEY DOMAINS SERVED

BANKING AND PAYMENTS	INSTITUTIONAL AND WHOLESALE
Retail Banking and Distribution | Commercial and SME Corporate and Institutional | Wealth	Post-Trade Operations | Finance, Risk and Treasury Buy Side | Sourcing Solutions

CAPABILITIES AND SOLUTIONS

BUSINESS CONSULTING	DIGITAL	TECHNOLOGY	SOURCING SOLUTIONS
Business Strategy Program Management Business Analysis Change Management	Defining Strategies Creating Experiences Delivering Platforms Analytics Next Generation Technology	IT Strategy & Solution Architecture Engineering Information Management Platforms and Software	Complex Transition Leadership Utilities Run Services Training and Development

DELIVERY

3,100+ FINANCIAL SERVICES PROFESSIONALS	NEARSHORE AND OFFSHORE OPERATING CENTERS

(1) FY 2015 Adj. Combined

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 66

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE
GFS – CONSULTING

Capco Journey

Evolution from thought leadership niche provider, to focused, high-value transformational consulting capability to complement FIS offerings

2012
CAPITAL MARKETS ADVISORY

2013 – 2015
EXPANSION

2016
FOCUSED GROWTH

Thought Leadership.
Innovation.
Change.
Transformation.

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 67

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GFS – CONSULTING

Capco Journey

Evolution from thought leadership niche provider, to focused, high-value transformational consulting capability to complement FIS offerings

2012
CAPITAL MARKETS ADVISORY

2013 – 2015
EXPANSION

2016
FOCUSED GROWTH

Thought Leadership.
Innovation.
Change.
Transformation.

+

- Refocus on high-value consulting
- Independent, focused and collaboration with FIS
- Thought leadership and transformation capability
- Disciplined global sales and delivery
- Focus on higher growth segments

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 68

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE
GFS – CONSULTING

Growth through Client Empowerment

LONG-STANDING FIS CLIENT LAUNCHING DIGITAL BANK AIMED AT MILLENNIALS

STRONG FOUNDATIONS	DIGITAL INNOVATION	EXECUTION EXCELLENCE
Client strategy to launch new digital mobile-only bank	Bespoke, innovative digital platform, designed around the customer	Support client in end-to-end program execution
Client intimacy through thought leadership, deep domain expertise and agile operational approach	Digital innovation supported through APIs as a tool for rapid business reconfiguration and future growth from next-generation customers	Global delivery model centered around digital and technology hubs in New York, Toronto and London
HIGH IMPACT	**STRONG INNOVATION**	**ONE FIS**

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 69

STRATEGIC OVERVIEW Gary Norcross President and Chief Executive Officer SEGMENT UPDATES Anthony Jabbour Co-Chief Operating Officer Marianne Brown Co-Chief Operating Officer Lance Levy Chief Executive Officer, Capco SHAREHOLDER VALUE Woody Woodall Chief Financial Officer

SHAREHOLDER VALUE Woody Woodall | Chief Financial Officer

SHAREHOLDER VALUE Woody Woodall Chief Financial Officer FIS BUSINESS MODEL OPERATING SEGMENTS CAPITAL ALLOCATION 2016 – 2018 OUTLOOK WHY INVEST IN FIS?

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

FIS Business Model: Maximizes Industry Opportunity

Industry Characteristics Investors Value	FIS
Long-term Contracts	✓
Mission Critical Applications	✓
Cash Flow Generation	✓
Consistent Earnings Growth	✓
IP-centric Solution Set	✓

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 73

FIS Business Model: Compelling Business Model High-quality revenue Strong cash generation Sustainable EPS growth Expanding margins SunGard fits these qualities S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S 74

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Operating Segments: IFS

Adjusted Combined FY 2015

~$4.3B
REVENUES

ONE-to-MANY
HIGH INCREMENTAL MARGINS

~86%
RECURRING REVENUES

~40%
EBITDA MARGIN CONTRIBUTED

Drivers of Growth

- Revenue from **long-term contractual** relationships
- Need for **increased use of technology** to remain competitive
- Leveraged scale drives **industry-leading margins**

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 75

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Operating Segments: GFS

Adjusted Combined FY 2015

~$4.1B
REVENUES

~85%
IP-LED REVENUE

~70%
RECURRING REVENUES

~27%
EBITDA MARGIN CONTRIBUTED

Drivers of Growth

- Compelling value proposition of combined **intellectual property and professional services**
- **Increase in technology spending** is attributed to growing client need for efficiencies
- Operational excellence plus synergies **drive margin expansion**

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 76

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

Operating Segments: Corporate and Other

Adjusted Combined FY 2015

	Adj. Combined FY 2015
Revenue	$ 651M ~7% TOTAL FIS REVENUE
EBITDA	$ (189)M

C&O Revenue Composition



Retail Check Processing 21%
Public Sector & Education 36%
Commercial Services 43%

The Corporate and Other segment is inclusive of corporate expenses of $342M.

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 77

Capital Allocation: Consistent Capital Allocation Practices • Aggressively pay down debt • Preserve investment grade credit ratings Strong Balance Sheet Investing for Growth • Internal investment for organic growth • Acquisitions accretive to future EPS growth Return Capital to Shareholders • Continued focus on improving cash flow • Maintain dividends S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S 78

$4.8 $4.4 $4.5 $5.1 $11.4(1) 2.8 2.4 2.4 2.6 ~4.0 ~2.5 2011 2012 2013 2014 2015 2016 2017 Total Debt Leverage Ratio(2) (1) December 31, 2015 debt is adjusted to include debt issuance costs. Per FASB issued Accounting Standard Update 2015-03, as of January 2016, debt issuance costs are recorded as a reduction to debt. All calculations related to debt are based on debt gross of debt issuance costs. (2) Adds back stock option expense to EBITDA and run-rate synergies in 2015 and 2016 Targeting to exit 2017 at approximately 2.5x leverage S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S Capital Allocation: Commitment to Debt Reduction $ Billions 79

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Capital Allocation: M&A Principles

Acquisition Principles

STRATEGIC RATIONALE

- Buy products to cross sell/ up sell
- Expand market opportunities
- Gain additional operational scale

+

TARGETED FINANCIAL MEASURES

- Risk-adjusted returns meet strategic criteria
- Solid financial performance and outlook
- Accretive to revenue growth and cash EPS

Create Long-term Shareholder Returns

Divestiture Principles

STRATEGIC RATIONALE

- End customers not aligned to long-term FIS strategy
- Minimal disruption to broader portfolio

+

TARGETED FINANCIAL MEASURES

- Strategic use of net proceeds
- Attractive valuation for current market
- Maintain balance sheet strength

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 80

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Capital Allocation: SunGard Integration Overview

INTEGRATION PLAYBOOK

Internal value enhancements	• External vendor savings • Scale of organizational structures
Enhance operating model	• Global delivery model • Sales force and marketing efficiency
Leveraged infrastructure	• Data center consolidation • Effective facilities management

OVERACHIEVING FORECASTED SYNERGIES

SunGard update	• Accelerated run-rate forecast for 2016 • We will exit 2017 over $200M run-rate savings
Exceeding forecasted synergy targets	• Set clear and aggressive targets • Historically exceed targets
Consistency	• 10+ years acquisition experience

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 81

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

2016 – 2018 Financial Outlook: Integrated Financial Solutions (IFS)

ANNUAL ORGANIC REVENUE GROWTH SCENARIOS

Low Growth: + 3%	High Growth: + 6%
Macro-economic softness (payment volumes)	Cross-sale and up-sale execution
Accelerated bank consolidation	FinTech macro spend exceeds expectations
Softness in professional services	Enhanced growth in mobile / digital solutions

ANNUAL MARGIN EXPANSION SCENARIOS (WITH SYNERGIES)

Low: + 10 bps	High: + 30 bps
Current revenue mix continues	Improved revenue mix
	Exceed synergy expectations

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 82

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

2016 – 2018 Financial Outlook: Global Financial Solutions (GFS)

ANNUAL ORGANIC REVENUE GROWTH SCENARIOS

Low Growth: + 3%	High Growth: + 8%
Professional services volatility continues	Ramp in Consulting recovery
Ongoing weakness of global economy	Improved international markets
Lack of revenue synergies	Revenue synergies

ANNUAL MARGIN EXPANSION SCENARIOS (WITH SYNERGIES)

Low: + 100 bps	High: + 150 bps
Negative revenue mix-shift e.g., accelerated Consulting growth	Continue to exceed synergy expectations
	Continued leveraging of scale

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 83

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Consolidated FIS Outlook: 2016 – 2018

	2016 – 2018 Outlook ANNUAL
Organic Revenue	3% to 7%
EBITDA Margin Expansion *(synergies included)*	75 to 125 bps
Adjusted Net Earnings[1]	13% to 18%

(1) Refers to Adjusted net earnings from continuing operations

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 84

STRATEGIC OVERVIEW SEGMENT UPDATES SHAREHOLDER VALUE

Consolidated FIS Outlook: 2016 – 2018 Earnings Growth Drivers


3% - 7%
~6%
~2%
2% - 3%
13% - 18%
Implied
2018 EPS:
$4.70 - $5.10
Organic
Revenue Growth
Margin Expansion
(BAU + Synergies)
Debt Paydown
Effective Tax Rate
Reduction
Adjusted Net Earnings
Growth(1)

Assumes no M&A activity
(1) Refers to Adjusted net earnings from continuing operations
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

©2016 FIS and/or its subsidiaries. All Rights Reserved.
FIS 2016 INVESTOR CONFERENCE 85

3 YEAR PRICE / EARNINGS VALUATION DISCOUNT Why Invest in FIS?: Attractive Valuation Relative to Peers • FIS valued at 20% discount to Peer Average • Valuation trending positively • Focus on consistent quality earnings growth to drive long-term shareholder value Source: 5/4/16 FactSet, Peer Group of ACIW, ACN, FISV, G, INFY, JKHY, SSNC, TEMN, TSS, WIT SIGNIFICANT VALUATION GAP 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x 22.0x 24.0x Q1 2013 Q1 2014 Q1 2015 Q1 2016 FIS Peer Average S&P S T R A T E G I C O V E R V I E W S H A R E H O L D E R V A L U E S E G M E N T U P D A T E S 86

STRATEGIC OVERVIEW | SEGMENT UPDATES | SHAREHOLDER VALUE

Why Invest in FIS?: Positioned for Long-term Shareholder Returns

- CONTINUED MARKET LEADERSHIP
- HIGH-QUALITY RECURRING REVENUE
- PREDICTABLE AND CONSISTENT EPS GROWTH
- STRONG CASH FLOW GENERATION
- COMPELLING VALUATION GAP

Q&A

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 87

Why Invest in FIS? DEEP CLIENT RELATIONSHIPS DIVERSIFIED MARKETS SOLUTION AND DELIVERY SCALE INVESTMENT IN INNOVATION MISSION CRITICAL SYSTEMS COMPETITIVE DIFFERENTIATION • PREDICTABLE GROWTH • DIVERSIFICATION • LOWER RISK 88

APPENDIX

This presentation and today’s webcast contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance of the Company, business and market conditions, outlook, foreign currency exchange rates, expected dividends and share repurchases, the Company’s sales pipeline and anticipated profitability and growth, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include, without limitation: • the risk that acquired businesses will not be integrated successfully, or that the integration will be more costly or more time-consuming and complex than anticipated; • the risk that cost savings and other synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected; • the risk of doing business internationally; • changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes in either or both the United States and international lending, capital and financial markets; • the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; Forward-Looking Statements A P P E N D I X 90

• the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; • changes in the growth rates of the markets for our solutions; • failures to adapt our solutions to changes in technology or in the marketplace; • internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events; • the risk that implementation of software (including software updates) for customers or at customer locations may result in the corruption or loss of data or customer information, interruption of business operations, exposure to liability claims or loss of customers; • the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters; • competitive pressures on pricing related to our solutions including the ability to attract new, or retain existing, customers; • an operational or natural disaster at one of our major operations centers; and • other risks detailed under “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other filings with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements A P P E N D I X 91

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. For these reasons, management also uses these measures in part to assess its performance. These non-GAAP measures include: adjusted revenue, adjusted EBITDA, adjusted EBITDA margin, adjusted combined revenue, adjusted combined EBITDA, adjusted combined EBITDA margin, EBITDA, constant currency revenue, organic revenue growth, adjusted net earnings from continuing operations (including per share amounts), adjusted cash flow from operations, and free cash flow. These non-GAAP measures may be used in this presentation and/or in the applicable supplemental financial information. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP measures. Further, FIS’ non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures, including footnotes describing the specific adjustments, are provided in the attached schedules and in the Investor Relations section of the FIS web site, www.fisglobal.com. Non-GAAP Financial Information and Reconciliation A P P E N D I X 92

APPENDIX

Definitions of Non-GAAP Financial Measures

Adjusted revenue includes reported revenue and is increased to adjust for the purchase accounting deferred revenue adjustment to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by SunGard but was not recognized due to GAAP purchase accounting adjustments.

Adjusted EBITDA excludes certain costs and other transactions which management deems non-recurring or unusual in nature, the removal of which improves comparability of operating results across reporting periods.

Adjusted EBITDA margin reflects adjusted EBITDA divided by adjusted revenue.

Adjusted combined revenue includes reported revenue for FIS and SunGard combined for periods in 2014 and 2015 and excludes the impacts of SunGard businesses that were divested prior to being purchased by FIS.

Adjusted combined EBITDA includes EBITDA for FIS and SunGard combined for periods in 2014 and 2015 and excludes certain costs and other transactions which management deems non-recurring or unusual in nature, such as purchase accounting amortization, acquisition, integration and severance costs and restructuring costs, the removal of which improves comparability of operating results across reporting periods.

Adjusted combined EBITDA margin reflects adjusted combined EBITDA divided by adjusted combined revenue.

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FIS 2016 INVESTOR CONFERENCE 93

EBITDA reflects earnings from continuing operations before interest, taxes, depreciation and amortization. Constant currency revenue is reported revenue excluding the impact of fluctuations in foreign currency exchange rates in the current period. Organic revenue growth includes reported revenue, adjusted to exclude revenue of any divestitures, include pre-acquisition revenue for companies acquired during the applicable reporting period and exclude the impact of foreign currency fluctuations. Adjusted net earnings from continuing operations excludes the after tax impact of certain costs and other transactions which management deems non-recurring or unusual in nature, the removal of which improves comparability of operating results across reporting periods. It also excludes the after tax impact of acquisition-related purchase accounting amortization, which is recurring. Adjusted net earnings per diluted share, or adjusted EPS, reflects adjusted net earnings from continuing operations divided by weighted average diluted shares outstanding. Adjusted cash flow from operations reflects GAAP cash flow from operations as adjusted for the net change in settlement assets and obligations, and excludes certain transactions that are closely associated with non-operating activities or are otherwise non-recurring or unusual in nature and not indicative of future operating cash flows. Free cash flow reflects adjusted cash flow from operations less capital expenditures. Free cash flow does not represent our residual cash flow available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Definitions of Non-GAAP Financial Measures A P P E N D I X 94

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted Combined
(In millions)

	Year ended December 31, 2015			
	Integrated Financial Solutions	Global Financial Solutions	Corporate and Other	Consolidated
Processing and services revenue, as reported	3,846	2,360	390	6,596
Historical SunGard revenue, as adjusted	496	1,780	213	2,489
FIS non-GAAP adjustments:				
Acquisition deferred revenue adjustment	-	-	48	48
Adjusted combined revenue from continuing operations	4,342	4,140	651	9,133
Operating income (loss), as reported	1,342	407	(650)	1,099
Historical SunGard operating income, as adjusted	146	461	(119)	488
FIS non-GAAP adjustments:				
Acquisition deferred revenue adjustment	-	-	48	48
Acquisition, integration and severance costs	-	-	171	171
Global restructure	-	-	45	45
Purchase accounting amortization	-	-	238	238
Adjusted combined operating income (loss)	1,488	868	(267)	2,089
FIS depreciation and amortization from continuing operations	226	146	59	431
Historical SunGard depreciation and amortization from continuing operations	24	89	19	132
Adjusted combined EBITDA	1,738	1,103	(189)	2,652
Non-GAAP combined operating margin	34.3%	21.0%	N/M	22.9%
Adjusted combined EBITDA margin	40.0%	26.6%	N/M	29.0%

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 95

Reconciliation of GAAP to Non-GAAP Financial Measures (in Millions, Except Per Share Data) (Unaudited) GAAP to Non-GAAP Reconciliation - Consolidated Adjusted Revenue For the Years ended 2010-2015 (In millions) 2015 2014 2013 2012 2011 2010 Processing and services revenues 6595.2 6,413.8 6,063.4 5,795.8 5,616.5 5,138.9 Acquisition deferred revenue adjustments 47.5 - - - - 18.5 Brazilian Venture - - - - - (83.3) Plus Contract Settlement - 9.0 - - - - Adjusted Revenue 6642.7 6,422.8 6,063.4 5,795.8 5,616.5 5,074.1 A P P E N D I X 96

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted EPS
(In millions)

	Year ended December 31, 2015							
	GAAP	Acquisition Deferred Revenue Adjustment	Acquisition, Integration, and Severance Costs	Sale of Gaming Contracts	Global Restructure	Subtotal	Purchase Price Amort.	Non-GAAP
Processing and services revenue	6,595.2	47.5	-	-	-	6,642.7	-	6,642.7
Cost of revenues	4,393.2	-	-	-	-	4,393.2	(238.6)	4,154.6
Gross profit	2,202.0	47.5	-	-	-	2,249.5	238.6	2,488.1
Selling, general and administrative	1,102.8	-	(171.3)	-	(44.6)	886.9	-	886.9
Operating income	1,099.2	47.5	171.3	-	44.6	1362.6	238.6	1,601.2
Other income (expense):								
Interest income (expense), net	(183.4)	-	-	-	-	(183.4)	-	(183.4)
Other income (expense), net	121.1	-	20.1	(139.4)	-	1.8	-	1.8
Total other income (expense)	(62.3)	-	20.1	(139.4)	-	(181.6)	-	(181.6)
Earnings (loss) from continuing operations before income taxes	1,036.9	47.5	191.4	(139.4)	44.6	1,181.0	238.6	1,419.6
Provision for income taxes	378.8	17.4	62.1	(85.3)	14.6	387.6	82.3	469.9
Earnings (loss) from continuing operations, net of tax	658.1	30.1	129.3	(54.1)	30.0	793.4	156.3	949.7
Earnings (loss) from discontinued operations, net of tax	(7.3)	-	-	-	-	(7.3)	-	(7.3)
Net earnings (loss)	650.8	30.1	129.3	(54.1)	30.0	786.1	156.3	942.4
Net (earnings) loss attributable to noncontrolling interest	(19.3)	-	-	-	-	(19.3)	-	(19.3)
Net earnings (loss) attributable to FIS common stockholders	631.5	30.1	129.3	(54.1)	30.0	766.8	156.3	923.1
Amounts attributable to FIS common stockholders								
Earnings (loss) from continuing operations, net of tax	638.8	30.1	129.3	(54.1)	30.0	774.1	156.3	930.4
Earnings (loss) from discontinued operations, net of tax	(7.3)	-	-	-	-	(7.3)	-	(7.3)
Net earnings (loss) attributable to FIS common stockholders	631.5	30.1	129.3	(54.1)	30.0	766.8	156.3	923.1
Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	2.21	0.10	0.45	(0.19)	0.10	2.68	0.54	3.22
Weighted average shares outstanding — diluted	288.7	288.7	288.7	288.7	288.7	288.7	288.7	288.7
Effective tax rate	37%							33%

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APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted EPS
(In millions)

	Year ended December 31, 2014						
	GAAP	Acquisition, Integration, and Severance Costs	Refinance Costs	Contract Settlement	Subtotal	Purchase Price Amort.	Non-GAAP
Processing and services revenue	6,413.8	-	-	9.0	6,422.8	-	6,422.8
Cost of revenues	4,332.7	-	-	-	4,332.7	(214.9)	4,117.8
Gross profit	2,081.1	-	-	9.0	2,090.1	214.9	2,305.0
Selling, general and administrative	810.5	(21.5)	-	-	789.0	-	789.0
Operating income	1,270.6	21.5	-	9.0	1,301.1	214.9	1,516.0
Other income (expense):							
Interest income (expense), net	(157.5)	-	-	-	(157.5)	-	(157.5)
Other income (expense), net	(59.7)	17.4	37.5	-	(4.8)	-	(4.8)
Total other income (expense)	(217.2)	17.4	37.5	-	(162.3)	-	(162.3)
Earnings (loss) from continuing operations before income taxes	1,053.4	38.9	37.5	9.0	1,138.8	214.9	1,353.7
Provision for income taxes	335.1	12.4	11.7	3.0	362.2	68.4	430.6
Earnings (loss) from continuing operations, net of tax	718.3	26.5	25.8	6.0	776.6	146.5	923.1
Earnings (loss) from discontinued operations, net of tax	(11.4)	-	-	-	(11.4)	-	(11.4)
Net earnings (loss)	706.9	26.5	25.8	6.0	765.2	146.5	911.7
Net (earnings) loss attributable to noncontrolling interest	(27.8)	-	-	-	(27.8)	-	(27.8)
Net earnings (loss) attributable to FIS common stockholders	679.1	26.5	25.8	6.0	737.4	146.5	883.9
Amounts attributable to FIS common stockholders							
Earnings (loss) from continuing operations, net of tax	690.5	26.5	25.8	6.0	748.8	146.5	895.3
Earnings (loss) from discontinued operations, net of tax	(11.4)	-	-	-	(11.4)	-	(11.4)
Net earnings (loss) attributable to FIS common stockholders	679.1	26.5	25.8	6.0	737.4	146.5	883.9
Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	2.39	0.09	0.09	0.02	2.59	0.51	3.10
Weighted average shares outstanding — diluted	288.7	288.7	288.7	288.7	288.7	288.7	288.7
Effective tax rate	32%						32%

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FIS 2016 INVESTOR CONFERENCE 98

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted EPS
(In millions)

	Year ended December 31, 2013							
	GAAP	Capco Acquisition Adjustments	Refinance Costs	International Restructuring Charges	Gain on mFoundry	Subtotal	Purchase Price Amort.	Non-GAAP
Processing and services revenue	6,063.4	-	-	-	-	6,063.4	-	6,063.4
Cost of revenues	4,092.7	(16.1)	-	-	-	4,076.6	(233.1)	3,843.5
Gross profit	1,970.7	16.1	-	-	-	1,986.8	233.1	2,219.9
Selling, general and administrative	907.8	(131.1)	-	(9.1)	-	767.6	-	767.6
Operating income	1,062.9	147.2	-	9.1	-	1,219.2	233.1	1,452.3
Other income (expense):								
Interest income (expense), net	(188.2)	-	-	-	-	(188.2)	-	(188.2)
Other income (expense), net	(51.2)	-	60.9	-	(9.2)	0.5	-	0.5
Total other income (expense)	(239.4)	-	60.9	-	(9.2)	(187.7)	-	(187.7)
Earnings (loss) from continuing operations before income taxes	823.5	147.2	60.9	9.1	(9.2)	1,031.5	233.1	1,264.6
Provision for income taxes	308.9	4.9	18.3	3.2	(3.0)	332.3	77.6	409.9
Earnings (loss) from continuing operations, net of tax	514.6	142.3	42.6	5.9	(6.2)	699.2	155.5	854.7
Earnings (loss) from discontinued operations, net of tax	3.1	-	-	-	-	3.1	-	3.1
Net earnings (loss)	517.7	142.3	42.6	5.9	(6.2)	702.3	155.5	857.8
Net (earnings) loss attributable to noncontrolling interest	(24.6)	-	-	-	-	(24.6)	-	(24.6)
Net earnings (loss) attributable to FIS common stockholders	493.1	142.3	42.6	5.9	(6.2)	677.7	155.5	833.2
Amounts attributable to FIS common stockholders								
Earnings (loss) from continuing operations, net of tax	490.0	142.3	42.6	5.9	(6.2)	674.6	155.5	830.1
Earnings (loss) from discontinued operations, net of tax	3.1	-	-	-	-	3.1	-	3.1
Net earnings (loss) attributable to FIS common stockholders	493.1	142.3	42.6	5.9	(6.2)	677.7	155.5	833.2
Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	1.67	0.48	0.14	0.02	(0.02)	2.29	0.53	2.82
Weighted average shares outstanding — diluted	294.2	294.2	294.2	294.2	294.2	294.2	294.2	294.2
Effective tax rate	38%							32%

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 99

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted EPS
(In millions)

	Year ended December 31, 2012					
	GAAP	Stock and Other Compensation Charges	Refinance Costs	Subtotal	Purchase Price Amort.	Non-GAAP
Processing and services revenue	5,795.8	-	-	5,795.8	-	5,795.8
Cost of revenues	3,956.2	-	-	3,956.2	(241.3)	3,714.9
Gross profit	1,839.6	-	-	1,839.6	241.3	2,080.9
Selling, general and administrative	763.3	(43.2)	-	720.1	-	720.1
Operating income	1,076.3	43.2	-	1,119.5	241.3	1,360.8
Other income (expense):						
Interest income (expense), net	(222.7)	-	-	(222.7)	-	(222.7)
Other income (expense), net	(25.3)	-	18.4	(6.9)	-	(6.9)
Total other income (expense)	(248.0)	-	18.4	(229.6)	-	(229.6)
Earnings (loss) from continuing operations before income taxes	828.3	43.2	18.4	889.9	241.3	1,131.2
Provision for income taxes	270.1	14.6	6.2	290.9	78.9	369.8
Earnings (loss) from continuing operations, net of tax	558.2	28.6	12.2	599.0	162.4	761.4
Earnings (loss) from discontinued operations, net of tax	(77.1)	-	-	(77.1)	-	(77.1)
Net earnings (loss)	481.1	28.6	12.2	521.9	162.4	684.3
Net (earnings) loss attributable to noncontrolling interest	(19.9)	-	-	(19.9)	-	(19.9)
Net earnings (loss) attributable to FIS common stockholders	461.2	28.6	12.2	502.0	162.4	664.4
Amounts attributable to FIS common stockholders						
Earnings (loss) from continuing operations, net of tax	538.3	28.6	12.2	579.1	162.4	741.5
Earnings (loss) from discontinued operations, net of tax	(77.1)	-	-	(77.1)	-	(77.1)
Net earnings (loss) attributable to FIS common stockholders	461.2	28.6	12.2	502.0	162.4	664.4
Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	1.81	0.10	0.04	1.95	0.55	2.49
Weighted average shares outstanding — diluted	297.5	297.5	297.5	297.5	297.5	297.5
Effective tax rate	33%					33%

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APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted EPS
(In millions)

	Year ended December 31, 2011						
	GAAP	Capco Adjustment	Refinance Costs	Investment Impairment	Subtotal	Purchase Price Amort.	Non-GAAP
Processing and services revenue	5,616.5	-	-		5,616.5	-	5,616.5
Cost of revenues	3,924.5	-	-	-	3,924.5	(242.6)	3,681.9
Gross profit	1,692.0	-	-	-	1,692.0	242.6	1,934.6
Selling, general and administrative	636.8	22.3			659.1	-	659.1
Impairment Charges	9.1	(9.1)	-	-	-	-	-
Operating income	1,046.1	(13.2)	-	-	1,032.9	242.6	1,275.5
Other income (expense):							
Interest income (expense), net	(258.8)	-	-	-	(258.8)	-	(258.8)
Other income (expense), net	(63.7)	-	38.8	34.0	9.1	-	9.1
Total other income (expense)	(322.5)	-	38.8	34.0	(249.7)	-	(249.7)
Earnings (loss) from continuing operations before income taxes	723.6	(13.2)	38.8	34.0	783.2	242.6	1,025.8
Provision for income taxes	231.6	2.9	12.2	10.7	257.4	78.0	335.4
Earnings (loss) from continuing operations, net of tax	492.0	(16.1)	26.6	23.3	525.8	164.6	690.4
Earnings (loss) from discontinued operations, net of tax	(10.9)	-	-	-	(10.9)	-	(10.9)
Net earnings (loss)	481.1	(16.1)	26.6	23.3	514.9	164.6	679.5
Net (earnings) loss attributable to noncontrolling interest	(11.5)	-	-	-	(11.5)	-	(11.5)
Net earnings (loss) attributable to FIS common stockholders	469.6	(16.1)	26.6	23.3	503.4	164.6	668.0
Amounts attributable to FIS common stockholders							
Earnings (loss) from continuing operations, net of tax	480.5	(16.1)	26.6	23.3	514.3	164.6	678.9
Earnings (loss) from discontinued operations, net of tax	(10.9)	-	-	-	(10.9)	-	(10.9)
Net earnings (loss) attributable to FIS common stockholders	469.6	(16.1)	26.6	23.3	503.4	164.6	668.0
Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	1.57	(0.05)	0.09	0.08	1.68	0.54	2.21
Weighted average shares outstanding — diluted	307.0	307.0	307.0	307.0	307.0	307.0	307.0
Effective tax rate	32%						33%

©2016 FIS and/or its subsidiaries. All Rights Reserved.

FIS 2016 INVESTOR CONFERENCE 101

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

(in Millions, Except Per Share Data) (Unaudited)

GAAP to Non-GAAP Reconciliation - Consolidated Adjusted EPS
(In millions)

	Year ended December 31, 2010						
	GAAP	M&A Restructuring & Integration Costs	Brazilian Venture	Acquisition Deferred Revenue Adjustment	Subtotal	Purchase Price Amort.	Non-GAAP
Processing and services revenue	5,138.9	-	(83.3)	18.5	5,074.1	-	5,074.1
Cost of revenues	3,559.6	-	-	-	3,559.6	(252.8)	3,306.8
Gross profit	1,579.3	-	(83.3)	18.5	1,514.5	252.8	1,767.3
Selling, general and administrative	641.6	(123.2)			518.4	-	518.4
Impairment Charges	154.9	-	(154.9)	-	-	-	-
Operating income	782.8	123.2	71.6	18.5	996.1	252.8	1,248.9
Other income (expense):							
Interest income (expense), net	(173.4)	0.4	-	-	(173.0)	-	(173.0)
Other income (expense), net	(11.5)	37.0	(25.1)		0.4	-	0.4
Total other income (expense)	(184.9)	37.4	(25.1)	-	(172.6)	-	(172.6)
Earnings (loss) from continuing operations before income taxes	597.9	160.6	46.5	18.5	823.5	252.8	1,076.3
Provision for income taxes	208.3	56.2	17.6	6.8	288.9	89.3	378.2
Earnings (loss) from continuing operations, net of tax	389.6	104.4	28.9	11.7	534.6	163.5	698.1
Earnings (loss) from discontinued operations, net of tax	(31.7)	-	-	-	(31.7)	-	(31.7)
Net earnings (loss)	357.9	104.4	28.9	11.7	502.9	163.5	666.4
Net (earnings) loss attributable to noncontrolling interest	46.6	-	(50.1)	-	(3.5)	-	(3.5)
Net earnings (loss) attributable to FIS common stockholders	404.5	104.4	(21.2)	11.7	499.4	163.5	662.9
Amounts attributable to FIS common stockholders							
Earnings (loss) from continuing operations, net of tax	436.2	104.4	(21.2)	11.7	531.1	163.5	694.6
Earnings (loss) from discontinued operations, net of tax	(31.7)	-	-	-	(31.7)	-	(31.7)
Net earnings (loss) attributable to FIS common stockholders	404.5	104.4	(21.2)	11.7	499.4	163.5	662.9
Net earnings (loss) per share — diluted from continuing operations attributable to FIS common stockholders*	1.24	0.30	(0.06)	0.03	1.51	0.46	1.97
Weighted average shares outstanding — diluted	352.0	352.0	352.0	352.0	352.0	352.0	352.0
Effective tax rate	35%						35%

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FIS 2016 INVESTOR CONFERENCE 102